EXHIBIT 10.3


                                 LEASE AGREEMENT

                  2120 El Camino Real, Santa Clara, California

         THIS LEASE is made this 31st , day of August, 2000, between WASHINGTON MUTUAL BANK, FA ("Landlord"), and RICHARD BRENNER, DAVID CAMPBELL, JULIE CHEN, ALLAN KRAMER, CHARLES LAU, HOWARD LEE, DANIEL MYERS, WILLIAM SIMON AND BARRY TURKUS, individuals who are jointly and severally liable hereunder (collectively "Tenant").

         Landlord and Tenant agree;

         1. BASIC LEASE INFORMATION AND EXHIBITS. The following terms as used herein shall have the meanings provided in this Section 1, unless otherwise specifically modified by provisions of this Lease:

             (a) ADDRESS OF TENANT:        c/o 2120 El Camino Real
                                           Santa Clara, California 95050

             (b) LANDLORD:                 Washington Mutual Bank, FA

             (c) ADDRESS OF  LANDLORD:     1201 Third Avenue
                                           Seattle, Washington 98101
                                           Attn: Corp. Property Services
                                           Manager

             (d) PREMISES;                 That certain real property consisting
                                           of  Approximately  5,433 square feet,
                                           including all  improvements,  located
                                           at 2120 El Camino Real,  Santa Clara,
                                           California   (the   "Building");   as
                                           further   described   in   Exhibit  A
                                           attached hereto (the "Premises").

             (e) LEASE TERM:               The lease term shall commence upon
                                           substantial  completion  of  Landlord
                                           Work   described  in  Section   9(the
                                           "Commencement Date") If such Landlord
                                           Work is not substantially complete on
                                           or before October 1, 2000, Tenant may
                                           terminate   this   Lease  by  written
                                           notice to  Landlord.  The Term  shall
                                           terminate  at midnight  on  September
                                           30, 2010 (the "Termination Date").

             (f) BASIC RENT:               As provided in Section 4 hereof.

             (g) ADDITIONAL RENT:          All other costs, other  than
                                           Basic Rent, payable by Tenant
                                           to Landlord hereunder,


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             (h) MASTER LEASE              That certain  Lease Agreement  by and
                                           between Home Facilities  Corporation,
                                           as  landlord,   (together   with  any
                                           successors  and assigns,  which as of
                                           the date hereof is Metropolitan  Life
                                           Insurance Company, "Master Landlord")
                                           and Home Savings of America, F.A., as
                                           tenant,  dated as of August 1,  1990,
                                           as it may  be  amended,  modified  or
                                           supplemented from time to time.

             (i) SECURITY  DEPOSIT         $19, 332.13 and an irrevocable letter
                                           of credit in the  amount of  $100,000
                                           which  may  be  drawn  upon   without
                                           condition by Landlord. Such letter of
                                           credit shall be surrendered to Tenant
                                           when   Tenant   has    received   all
                                           necessary  governmental  approvals to
                                           operate as a bank at the Premises and
                                           initial  capital  funding of not less
                                           than  $10,000,000.   It  shall  be  a
                                           default  hereunder if Tenant does not
                                           replace  such  letter of  credit  not
                                           less than ten (10) days  prior to its
                                           expiration date.

             (j) EXHIBITS                  Exhibit A - Legal Description of Land
                                           Exhibit B  -  Tenant's   Workletter
                                           Agreement

         2. PREMISES. Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions herein set forth, the Premises described in Section 1 hereof. Tenant shall be permitted reasonable access to inspect the Premises prior to the Commencement Date. Tenant agrees that in the event that the actual square footage of the Premises is less the amount referenced in Section 1 of this Lease, there shall be no reduction in the Basic Rent hereunder.

         3. COMMENCEMENT AND EXPIRATION DATES. The term of this Lease shall commence on the Commencement Date set forth in Section 1 above. If for any reason Landlord cannot deliver possession of the Premises to Tenant, Landlord shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the Termination Date, but in such case Tenant shall not be obligated to pay Rent until possession of the Premises is tendered to Tenant. The Lease shall expire on the Termination Date set forth in Section 1 above.

         4. RENT. From the Commencement Date to the day prior to the first anniversary of the Commencement Date, Basic Rent shall be $13,582.50 per month. On each anniversary of the Commencement Date, the Basic Rent shall be increased by 4% of the amount charged as Basic Rent during the prior year. Tenant shall pay Landlord without notice the Basic Rent and Additional Rent (together, "Rent") stated in Section 1 hereof without deduction or offset on the

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first day of each calendar month during the term. Rent due for any partial month shall be prorated in proportion to the number of days in such month.

         5. SECURITY DEPOSIT. Upon execution of this Lease, Tenant shall deposit with Landlord the Security Deposit to be held by Landlord during the Term as set forth below. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations hereunder, it being expressly understood that the Security Deposit shall not be considered as a measure of Tenant's damages in case of default by Tenant. Landlord may, in its sole discretion, from time to time without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any default under this Lease or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned to Tenant within a reasonable period after such termination, after deducting therefrom any unpaid obligation of Tenant to Landlord as may arise under this Lease, including, without limitation, the obligation of Tenant to restore the Premises upon termination of this Lease. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee provided that such transferee accepts, in writing, to bound by the terms of this Lease as the landlord hereunder.

         6. TAX COSTS AND INSURANCE COSTS. In addition to Basic Rent, Tenant shall pay to Landlord from and after the Rent Commencement Date, without any deduction or offset within fifteen (15) days of receiving written notice from Landlord of the amount then due, or within fifteen (15) days of the date such amounts are payable by Landlord, whichever is later, all Tax Costs and Insurance Costs (each as defined below). Any and all amounts due and payable by Tenant pursuant to this Section shall be deemed "Additional Rent" (and together with the Basic Rent, shall sometimes be referred to herein as the "Rent"), and Landlord shall be entitled to exercise the same rights and remedies upon default in payments of Additional Rent as Landlord is entitled to exercise with respect to defaults in Basic Rental payments.

         As used herein, the term "Tax Costs" and "Insurance Costs" shall be defined as follows;

         (a) "Tax Costs" shall mean any and all real estate taxes and other similar charges on real property or improvements, assessments, water and sewer charges, and all other charges assessed, reassessed or levied upon the Premises and appurtenances thereto and the parking or other facilities thereof, or the real property thereunder (collectively, "Real Property") or attributable thereto or on the rents, issues, profits or income received or derived therefrom which are assessed, reassessed or levied by the United States, the State of California or any local government authority or agency or any political subdivision thereof, excluding any federal, state or local income or franchise taxes and any increased property taxes by reason of a transfer of the ownership interest in the Premises, and shall include Landlord's reasonable legal fees, costs and disbursements incurred in connection with proceedings for reduction of Tax Costs or any part thereof.

         (b) "Insurance Costs" shall mean all costs and charges incurred by Landlord with respect to the insurance policies required to be carried by Landlord pursuant to the terms of the Master Lease.


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         7. SERVICES AND UTILITIES.

         (a) UTILITIES. Tenant shall pay for all water, gas, heat, light, power (including HVAC), telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

         (b) INTERRUPTION OF SERVICES. Landlord shall not be liable for any loss, injury or damage to person or property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever, other than the gross negligence or willful misconduct of Landlord, and rent shall not abate as a result thereof nor shall Tenant have the right to terminate this Lease and Tenant shall not be released or in any way excused from its obligations under this Lease.

         8    USES.

         (a) USES. The Premises are to be used only for retail banking purposes and for any other business or purpose permitted under the Master Lease. Tenant shall not commit any act that will increase the then existing rate of insurance on the Premises and will immediately pay any such increase. Tenant shall promptly pay upon demand the amount of any increase in insurance rates caused by any act or acts of Tenant. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or which is unlawful.

         (b) COMPLIANCE WITH LAW. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements, including without limitation laws and regulations prohibiting discrimination on the basis of race, gender, religion, national origin, age or disability, in effect during the term hereof, including without limitation the Americans With Disabilities Act, regulating the use, occupancy or improvement of the Premises by Tenant, Landlord or otherwise and Tenant shall be fully responsible for the cost of complying therewith.

         (c) DAMAGE AND OVERLOADING. Neither Tenant nor any agent, employee, officer or contractor of Tenant, nor any other person acting for, on behalf or at the request of, or pursuant to actual or apparent authority of Tenant (collectively, "Tenant's Representatives"), shall do anything that will cause damage to the Premises. Neither the floor nor any other portion of the Premises shall be overloaded. No machinery, apparatus, or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate or shake the Premises. If Tenant or Tenant's Representatives cause damage to any portion of the Premises, then Landlord shall have the right but not the obligation to repair such damage and Tenant shall promptly reimburse Landlord for Landlord's actual cost of such repair.

         (d) COMPLIANCE WITH RULES AND REGULATIONS. Tenant shall observe and comply with all reasonable rules and regulations put into effect by Landlord.

         9. INITIAL TENANT IMPROVEMENTS.

         (a) Tenant's initial tenant improvements to the Premises ("Initial Tenant Improvements") shall be installed by Tenant at Tenant's sole expense in accordance with the Tenant Workletter Agreement attached hereto as Exhibit B. Plans and specifications for the


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Initial Tenant Improvements,  and the contractors and subcontractors utilized by
Tenant, shall be subject to the prior approval of Landlord, which approval shall not be unreasonably withheld.

         (b) Landlord shall install a new roof for the Building and replace any ceiling tiles damaged by previous roof leaks prior to the Commencement Date ("Landlord's Work").

         (c) Upon execution of this Lease, Tenant may conduct architectural and other construction studies necessary to construct the Initial Tenant Improvements. Such studies shall be completed at Tenant's sole cost and expense. Tenant shall indemnify and hold Landlord harmless from any and all liens, costs and liabilities incurred in connection with such studies.

         (d) Upon expiration or sooner termination of this Lease, all improvements and additions to the Premises, except Tenant's trade fixtures, shall be deemed the property of Landlord, provided that Tenant shall remove any such improvements installed by Tenant which are required to be removed by Landlord or the Master Landlord and shall repair any damage to the Premises caused by such removal.

         10. ACCEPTANCE OF PREMISES. Landlord agrees that on the Commencement Date the building systems and components shall be in good working order and repair, including but not limited to HVAC, electrical, lighting and plumbing. Landlord shall also be responsible for removing any abandoned vehicles on the Premises. Except as herein expressly provided, and except for Landlord's Work as provided above, Tenant hereby accepts the Premises "AS IS" in its condition existing as of the date of the execution hereof, and acknowledges that Landlord shall have no other obligation of any kind to alter, repair, improve, or rebuild the Premises or such systems in connection with Tenant's occupancy thereof. Tenant shall be fully responsible for any work necessary to bring the Premises into compliance with all governmental laws and ordinances. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, and Tenant hereby waives any rights, claims or actions against Landlord under any express or implied warranties of suitability

         11. CARE OF PREMISES.

         (a) Tenant shall, at Tenant's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair. Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements and equipment thereon or a part thereof in good order, condition and state of repair. If Tenant fails to maintain or repair the Premises as provided above, then after the expiration of any applicable notice and cure period set forth in this Lease, Landlord shall have the right, but not the obligation, to maintain or repair the Premises and Tenant shall promptly reimburse Landlord for Landlord's actual cost of such maintenance or repair, plus a management fee in the amount of 15% of such actual cost.

         (b) Tenant shall, at Tenant's sole expense, procure and maintain contracts, with copies to Landlord, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the
Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) driveways and parking lots, (vi) clarifiers, and (vii) basic utility feed to the perimeter of the Premises.

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         (c) Landlord  shall not be liable for injury to Tenant's  business,  or loss of income therefrom, or, except in connection with damage or injury resulting from the gross negligence or willful misconduct of Landlord, or its authorized agents, for damage that may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents, or contractors, or any other person in, on or about the Premises directly or indirectly caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, light fixtures, or mechanical or electrical systems or from intrabuilding network cable, whether such damage or injury results from conditions arising upon the Premises or from other sources or places and regardless of whether the cause of such damage or injury or the means or repairing the same is inaccessible to Tenant.

         12. ALTERATIONS AND ADDITIONS.

         (a) Tenant shall not make any alterations, improvements, additions, or utility installations in or about the Premises (collectively, "Alterations") without first obtaining the written consent of Landlord , which consent shall not be unreasonably withheld, and, where appropriate, in accordance with plans and specifications approved by Landlord. Any alterations required to be made to the Premises by any applicable building, health, safety, fire, nondiscrimination, or similar law or regulation ("Law") shall be made at Tenant's sole expense and shall be subject to the prior written consent of Landlord which consent shall not be unreasonably withheld. Tenant shall reimburse Landlord for any sums expended for examination and approval or architectural or mechanical plans and specifications of the Alterations.
Landlord may require a lien and completion bond for such construction, or require the improvements be removed at the expiration of the Term. Landlord's approval of the plans, specifications and working drawings for Tenant's alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities.

         (b) Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanics' or material men's liens against the Premises or any interest therein.

         (c) Landlord or the Master Landlord may require the removal of any Alterations to the Premises installed by Tenant. Any Alterations not so removed shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term.

         (d) Any and all Alterations shall comply with all applicable provisions of the Master Lease, including, without limitation, any provisions requiring the consent of the landlord under the Master Lease. Master Landlord may require the removal of any Alterations to the Premises installed by Tenant. Any Alterations not so removed shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term.

         13. ACCESS. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times for the purpose of inspecting, cleaning, repairing, altering or improving the Premises. Landlord may temporarily close any portion of the Premises without liability to Tenant by reason of such closure, and such closure shall not constitute an eviction of Tenant or release

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Tenant  from any Rent  hereunder.  Landlord  shall have the right at any and all times to enter the Premises for emergency entry.

         14. DAMAGE OR DESTRUCTION.

         (a) In the event any portion of the Premises is damaged by fire or any other cause Landlord shall within thirty (30) days after such event, give written notice to Tenant advising Tenant of the estimated time to repair and restore the Premises to a complete architectural unit of the same value, condition and character that existed immediately prior to such casualty. If such repair and restoration may be completed in less than two hundred ten (210) days after such notice is given, or if Landlord is required to repair such damage by the terms of the Master Lease, then Landlord shall, at Landlord's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that Landlord is not required to repair such damage under the Master Lease and such damage cannot be repaired in less than two hundred ten (210) days, Landlord may within thirty (30) days after such damage, by written notice to Tenant, terminate this Lease.

         (b) In the event any portion of the Premises is damaged by fire or any other cause and, as reasonably determined by Landlord, the Premises may not be restored to a complete architectural unit of the same value, condition and character that existed immediately prior to such casualty in less than two hundred ten (210) days, and Landlord is not obligated to restore the Premises by the Master Lease, then Tenant shall have the option to damage or to terminate this Lease within thirty (30) days after such written notice is received by Tenant.

         (c) Notwithstanding any other provision of this Lease that may be construed to the contrary, if any destruction to the Premises occurs during the last year of the Lease Term, either Landlord or Tenant may terminate this Lease by giving notice to the other not more than 30 days after such destruction, in which case (a) Landlord shall have no obligation to restore the Premises, (b) Landlord may retain all insurance proceeds relating to such destruction, and (c) this Lease shall terminate as of 30 days after such notice of termination.

         (d) Landlord shall not be required and will not carry insurance of any kind on any improvements paid for by Tenant or on Tenant's furniture, furnishings, fixtures, equipment, appurtenances or other personal property of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same.

         (e) Rent shall abate to the extent that the Premises are unusable by Tenant. Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) with respect to any partial or total destruction of the Premises.

         15. CONDEMNATION.

         (a) CONTROLLING TERMS. If during the Lease Term, or during the period of time between the execution of this Lease and the Commencement Date, there is any taking of all or any part of the Premises or any interest in this Lease by Condemnation (as defined below), this Section shall determine the rights and obligations of Tenant and Landlord, subject to applicable provisions of the Master Lease. "Condemnation" shall mean the exercise of any governmental power to take title to any portion of the Premises, whether by legal proceedings or otherwise, by a Condemnor (as defined below) or a voluntary sale or transfer by Landlord to any Condemnor,


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either  under  threat of a  Condemnor's  exercise  of such power or while  legal proceedings are pending for the exercise of such power. "Condemnor" shall mean any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

         (b) TOTAL TAKING. If the Premises are totally taken by Condemnation, this Lease shall terminate on the date the Condemnor has a right to possession of the Premises (the "Date of Taking").

         (c) PARTIAL TAKING. If any portion, but not all, of the Premises is taken by Condemnation, this Lease shall remain in effect, except that Tenant may elect to terminate this Lease if the remaining portion of the Premises is rendered reasonably unsuitable for Tenant's continued use of the Premises. If Tenant elects to so terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within 30 days after the date that the nature and the extent of the Condemnation have been determined (the "Determination Date"), which notice shall set forth the date of termination. Such termination date shall not be earlier than 30 days nor later than 90 days after Tenant has notified Landlord of its election to terminate; except that this Lease shall terminate on the Date of Taking if the Date of Taking falls on a date before the date of termination as designated by Tenant. If Tenant does not so notify Landlord within 30 days after the Determination Date, all obligations of Tenant under this Lease shall remain in effect, except that Basic Rent shall be reduced by the ratio of (i) the rentable area of the Premises taken to (ii) the rentable area of the Premises immediately prior to the Date of Taking.

         (d) RESTORATION. Notwithstanding the preceding paragraph, if, within 60 days after the Determination Date, Landlord notifies Tenant that Landlord at its cost will add to the remaining Premises so that the area of the Premises will be substantially the same after the Date of Taking as they were before the Date of Taking, and Landlord commences the restoration promptly and, subject to reasonable allowance for delays that are not caused by Landlord, completes it within 180 days after Landlord so notifies Tenant, this Lease shall continue in effect. Unless Landlord restores the Premises pursuant to the preceding sentence, if there is a partial taking of the Premises and this Lease remains in effect, Tenant at its sole cost shall accomplish all necessary restoration to enable Tenant to use the Premises. All obligations of Tenant under this Lease shall remain in effect, except that Basic Rent shall be abated or reduced during the period from the Date of Taking until the completion of such restoration by the ratio of (a) the rentable area of the Premises taken to (b) the rentable area of the Premises immediately prior to the Date of Taking.

         (e) AWARD. The Award (as defined below) shall belong to and be paid to Landlord, Tenant shall have no right to any part of the Award, and Tenant assigns to Landlord all of Tenant's right, title and interest in and to any part of the Award, except that Tenant shall receive from the Award any sum paid expressly to Tenant from the Condemnor for relocation, and the unamortized cost of tenant improvements and other Alterations which were paid for by Tenant and not part of any tenant improvement allowance extended by Landlord to Tenant under this Lease. "Award" shall mean all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation of the Premises.

         (f) WAIVER OF STATUTE. Landlord and Tenant hereby waive the provision of California Code of Civil Procedure Section 1265.130 allowing Landlord or Tenant to petition the superior court to terminate this Lease in the event of a partial taking of the Premises.

         16. INDEMNIFICATION.

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         (a)  INDEMNITY . Tenant shall  indemnify,  defend and hold Landlord and
Master Landlord harmless from and against all loss, cost and expense, including attorneys fees, arising from any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Premises, or arising from any injury or damage to any person or property, occurring in or about the Premises as a result of any act, omission or negligence of Tenant, or its officers, contractors, licensees, agents, employees, guests, or visitors or arising from any breach or default under this Lease by Tenant. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused solely by the gross negligence or intentional misconduct of Landlord, or its officers, contractors, licensees, agents, employees and invitees.

         (b) EXEMPTION OF LANDLORD FROM LIABILITY. As a material part of the consideration to Landlord, Tenant hereby agrees that, except for Landlord's gross negligence or willful misconduct, Landlord shall in no event be liable for injury to Tenant's business or assets or any loss of income therefrom or for damage to Tenant's employees, invitees, customers, or any other person in or about the Premises, whether such damage, loss or injury results from conditions arising upon the Premises, or from other sources or places, and regardless of whether the cause of such damage, loss or injury or the means of repairing the same is inaccessible to Tenant. Tenant further agrees that notwithstanding anything to the contrary in this Lease, Landlord shall in no event be liable for any injury or damage to any person or property of Tenant, Tenant's employees, invitees, customers, agents or contractors arising from any act or neglect of any third person.

         (c) WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive their rights of subrogation against one another to the extent it is covered by the property insurance policies required to be carried hereunder or actually carried by such party. Landlord and Tenant agree to use reasonable efforts to cause their insurance carriers to consent to the foregoing waiver of rights of subrogation against the other party.

         17. HAZARDOUS MATERIALS. Tenant shall not dispose of or otherwise allow the release of any hazardous waste or materials in, on or under the Premises, or any adjacent property. Tenant represents and warrants to Landlord that Tenant's intended use of the Premises does not involve the use, production, disposal or bringing on to the Premises of any hazardous waste or materials. As used herein, the term "hazardous waste or materials" includes any substance, waste or material defined or designated as hazardous, toxic or dangerous (or any similar term) by any federal, state or local statute, regulation, rule or ordinance now or hereafter in effect. Tenant shall promptly comply with all applicable laws and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction relating to hazardous waste or materials.

         Landlord agrees to indemnify, defend and hold harmless Tenant against any and all loss, cost and expense (including, without limitation, consultant fees, attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Tenant or the Premises by reason of or in connection with any hazardous materials released on or about the Premises prior to the Commencement Date, provided, however, that nothing herein shall require Landlord to remediate unless required to do so by law.

         18. INSURANCE.

         (a) Coverage Required. Tenant shall maintain in full force and effect at all times during the Term at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a responsible carrier or carriers who are qualified to do business in the state in which the premises are situated and otherwise acceptable to Landlord (whose acceptance will not be unreasonably withheld or delayed), which policies shall afford the following coverages:

             (i) Workers' Compensation Insurance as required by applicable state law, with employer's contingent liability (stop gap) coverage of $500,000; and

             (ii) Broad Form Commercial General Liability Insurance, including a Blanket Contractual Liability endorsement covering Tenant's indemnity obligations under this Lease, Broad Form Property Damage, Personal Injury, Completed Operations, Products Liability, and Fire Damage in an amount not less than One Million Dollars ($1,000,000) Combined Single Limit for both bodily injury and property damage, which policy is payable on an "occurrence" rather than a "claims made" basis; and

             (iii) What is commonly referred to as "all risk" coverage property insurance (excluding earthquake and flood) covering Tenant's alterations, additions and improvements to the Premises, furniture, fixtures, equipment, inventory and other personal property located on the Premises, in the greater amount of (A) one hundred percent (100%) of the current replacement value thereof, with inflation endorsements, or (B) one hundred thousand dollars ($100,000).

         (b) INSURANCE REQUIREMENTS. All insurance policies required to be maintained by Tenant under this Lease shall be issued by insurance companies which have a Best's Rating of "A" or better and are included within Best's Financial Size "Class X" or larger in the most current available "Best's Insurance Reports," and which are qualified to do business in the state in which the Premises are situated and shall not contain a deductible unless such deductible is expressly approved in writing by Landlord. All liability policies shall contain a provision that Landlord, although listed as an additional insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence of Tenant. All liability and property damage and other casualty policies of Tenant shall be written as primary policies, not contributing with, and not in excess of coverage which Landlord may carry. If Tenant fails to acquire or maintain any insurance or provide any certificate required by this section, Landlord may, but shall not be required to, obtain such insurance for Landlord's benefit and Tenant shall reimburse Landlord for the costs of the premiums of such insurance within ten (10) days of receipt of a written request for reimbursement from Landlord. Such amounts shall be additional rent payable by Tenant hereunder and in the event of non-payment thereof, Landlord shall have rights with respect to such non-payment as it has with respect to any other non-payment of rent hereunder.

         (c) CERTIFICATES. Tenant shall deliver to Landlord on the Commencement Date of this Lease and thereafter at least fifteen (15) days prior to expiration of any insurance required to be carried hereunder, certificates of insurance evidencing this coverage with limits not less than those specified above. These certificates (with the exception of Workers' Compensation) shall list Landlord and Master Landlord as additional insureds. Further, all certificates shall expressly provide that no less than thirty (30) days' prior written notice shall be given Landlord in the event of material change to, expiration or cancellation of the coverages or policies evidenced by the certificates.

         19. ASSIGNMENT AND SUBLETTING.

         (a) Upon formation of Bridge Bank and issuance of all necessary governmental regulations permitting its operation as a national bank and the receipt by such bank of not less than $10,000,000 as the bank's initial capital, this Lease may be assigned by Tenant to Bridge Bank with Bridge Bank assuming all liabilities and obligations of Tenant hereunder and the original parties who are Tenant hereunder shall thereafter have no further liability hereunder. Except as hereinabove provided, Tenant shall not assign, mortgage, encumber or otherwise transfer this Lease or sublet the whole or any part of the Premises without in each case first obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld. Except as hereinabove provided, no assignment, subletting or other transfer shall relieve Tenant of any liability under this Lease. Consent to any such assignment, subletting or transfer shall not operate as a waiver of the necessity for consent to any subsequent assignment, subletting or transfer. In connection with each request for an assignment or subletting, Tenant shall pay the reasonable cost of processing such assignment or subletting, including attorneys fees, upon demand of Landlord. Notwithstanding the foregoing, Tenant may assign its interest in this Lease or sublet the Premises to an affiliate of Tenant that is controlled by, or under common control with, Tenant or in connection with a merger or consolidation or sale of Tenant's business, without Landlord's prior consent provided that Tenant provides Landlord with prior notice of such assignment or sublease. For the purposes of this section, "control" shall mean the ownership of not less than 50% of the beneficial interest of such entity. Any assignee or subtenant shall assume all of Tenant's obligations under this Lease and be jointly and severally liable with Tenant hereunder. Any assignment or subletting by Tenant shall be contingent upon Tenant obtaining any required consent of the landlord under the Master Lease.

         (b) If Landlord withholds or conditions its consent and Tenant believes that Landlord did so contrary to the terms of this Lease, Tenant may, as its sole remedy, prosecute an action for declaratory relief to determine if Landlord properly withheld or conditioned its consent, and Tenant hereby waives all other remedies, including, without limitation, those set forth in California Civil Code Section 1995.310.

         20. LIENS AND INSOLVENCY. Tenant shall keep its interest in this Lease and any Property of Tenant (other than unattached personal property) and the Premises free from any liens arising out of any work performed or materials ordered or obligations incurred by or on behalf of Tenant and hereby indemnifies and holds Landlord harmless from any liability from any such lien.

         21. REMEDIES.

         (a) The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant: (i); the failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, within five (5) days after the date due; (ii) the failure by Tenant to observe or perform any of the other covenants, conditions or provisions of the Lease, where such failure shall continue for a period of five (5) days; provided, however, if more than five (5) days are reasonably required for its cure then Tenant shall not be deemed to be in default if Tenant commences such cure within said 5-day period and thereafter diligently prosecutes such cure to completion; (iii) the making by Tenant of any general assignment or general arrangement for the benefit of creditors; (iv) the abandonment of the Premises by Tenant for more than thirty (30) consecutive days; (v) the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (vi) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in the Lease, where possession is not restored to Tenant within thirty (30) days; or (vii) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         (b) Upon occurrence of an Event of Default under this Lease as provided in Article 19 hereof, Landlord may exercise all of its remedies as may be permitted by law, including, but not limited to, the remedy provided by Section 1951.4 of the California Civil Code, and including, without limitation, terminating this Lease, re-entering the Premises and removing all persons and property therefrom, which property may be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant. If Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant the aggregate of all amounts permitted by law, including, but not limited to (i) the worth at the time of the amount of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. The term "rent" as used in this Article shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terns of this Lease, whether to Landlord or to others. As used in Items (i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the rate of twelve per cent (12%) per annum, but in no case greater than the maximum amount of such interest permitted by law. As used in Item (iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         (c) Nothing in this Article 20 shall be deemed to affect Landlord's right to indemnification for liability or liabilities arising prior to the termination of this Lease for personal injuries or property damage under the indemnification clause or clauses contained in this Lease.

         (d)  Notwithstanding   anything  to  the  contrary  set  forth  herein,
Landlord's reentry to perform acts of maintenance or preservation of or in connection with efforts to relet the

Premises or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect Landlord's interest under this Lease shall not terminate Tenant's right to possession of the Premises or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and effect, and Landlord may enforce all of Landlord's rights and remedies hereunder including, without limitation, the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

         (e) Notwithstanding anything to the contrary herein, after this Lease is assigned to Bridge Bank in accordance with Section 19(a) hereof, if (a) Bridge Bank or its successors or assigns shall become insolvent or bankrupt, or if the interest of Bridge Bank or that of Bridge Bank's successors or assigns in this Lease shall be levied upon or sold under execution or other legal process, or (b) the depository institution then operating on the Premises is closed at the request of, or is taken over by, any depository institution supervisory authority ("Authority"), Landlord may, in either such event, terminate this Lease only with the concurrence of any receiver or liquidator appointed by such Authority; provided, further, that if this Lease is terminated in the foregoing manner, the maximum claim of Landlord for rent, damages or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall not be greater than the amount of all unpaid Rent which has accrued to the date of termination.

         22. PRIORITY. This Lease and Tenant's rights under this Lease are subject and shall continue to be subordinate to the Master Lease, a copy of which Tenant has received. Tenant shall be bound with respect to the Premises as to all the terms, covenants and conditions (other than the payment of rent) applicable to Landlord thereunder, including without limitation the provisions of Articles XI thereof pertaining to use of the Premises. At Landlord's election, this Lease and Tenant's rights under this Lease shall be subject and subordinate to any mortgage, loan secured by a deed of trust, or other written security instrument or agreement affecting the Premises (each, a "MORTGAGE"); provided, however, that in the event Landlord elects to have this Lease be subordinate to any Mortgage, such subordination shall be made pursuant to the terms of a subordination, non-disturbance and attornment agreement which (i) Landlord and Tenant shall in good faith diligently endeavor to obtain with the holder of the beneficiary's interest in the Mortgage, and (ii) shall provide, among other things, that for so long as Tenant has faithfully, promptly and completely performed each and every covenant and obligation under this Lease, Tenant's use, possession, and quiet enjoyment of the Premises shall not be disturbed by the holder of the beneficiary's interest in the Mortgage.

         Landlord  warrants to Tenant  that (a) the Master  Lease  described  in
Section 1(i) has not been amended or modified, (b) Landlord is not now, and as of the Commencement Date will not be, in default or breach of any of the provisions of the Master Lease, nor has any act or event occurred which, with the passage of time or the giving of notice or both, could be a default by Landlord, (c) Landlord has no knowledge of any claim by Master Landlord that Landlord is in default or breach of any of the provisions of the Master Lease, and (d) all Schedule G Alterations (as defined in the Master Lease) have been completed in accordance with the terms of the Master

Lease. Landlord agrees (a) to maintain the Master Lease during the entire term hereof and (b) not to modify or surrender the Master Lease without the prior written consent of Tenant.

         23. ESTOPPEL CERTIFICATES,

         (a) DELIVERY OF ESTOPPEL. Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement certifying that: (i) this Lease is in full force and effect and has not been assigned or amended in any way (or specifying the date and terms of agreement so AFFECTING THIS Lease); (ii) this Lease represents the entire agreement between the parties as to this leasing; that all obligations under this Lease to be performed by the Landlord have been satisfied; or, if not, specifying which obligations remain unsatisfied; (iii) on this date there are no existing claims, defenses or offsets which the Tenant has against the enforcement of this Lease by the Landlord, or specifying what claims, defenses or offsets exist;; (iv) no Rent has been paid more than one month in advance; and that no security has been deposited with Landlord (or, if so, the amount thereof); and (v) such other items as Landlord shall reasonably request. It is intended that any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest or holder of any mortgage upon Landlord's interest in the Premises.

         (b) FAILURE TO DELIVER ESTOPPEL. If Tenant shall fail to respond twenty
(20) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and to have certified that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in the Lease, and that not more than one month's Rent has been paid in advance.

         24. SURRENDER OF POSSESSION. Subject to the terms of Section 14 (Damage and Destruction), upon expiration of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises to Landlord "broomclean" and in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use, wear and tear excepted. If the Master Landlord requires that any alterations or trade fixtures installed by Tenant be removed in accordance with the Master Lease, Tenant shall, at its cost, remove such alterations and trade fixtures and repair any damage caused thereby. In any event, Tenant may remove all of its personal property and trade fixtures from the Premises at the expiration of the term and any property not so removed shall be deemed abandoned and may be sold or otherwise disposed of as Landlord deems advisable.

         25. NON-WAIVER. Waiver by Landlord of any term, covenant or condition herein contained or any breach thereof shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or any other term, covenant, or condition herein contained.

         26. HOLDOVER. Tenant shall have no right to holdover.

         27. LANDLORD'S LIABILITY. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the

Premises, but are made and intended for the purpose of binding only the Landlord's interest in the Premises, as the same may from time to time be encumbered.

         28. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer of Landlord's interest in the Premises, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and such transferee shall have no obligation or liability with respect to any matter occurring or arising prior to the date of such transfer. Tenant agrees to attorn to the transferee.

         29. RIGHT TO PERFORM. If Tenant shall fail to pay any sum of money required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease.

         30. SECURITY MEASURES. Tenant acknowledges (a) that Landlord shall have no obligation to provide any security measures for any portion of the Premises and (b) that Landlord has made no representation to Tenant regarding the safety or the security of the Premises. If Landlord provides any security measures at any time, then Landlord shall not be obligated to provide such security measures with any particular standard of care. Tenant assumes all responsibility for the security and safety of Tenant and each of Tenant's representatives and/or each of their licensees or invitees. Tenant releases Landlord from all claims for damage, loss or injury to Tenant, Tenant's representatives and/or each of their licensees or invitees and/or to the personal property of Tenant and/or Tenant's representatives, even if such damage, loss or injury is caused by or results from the criminal or negligent acts of third parties. Landlord shall have no duty to warn Tenant of any criminal acts or dangerous conduct that has occurred in or near the Premises, regardless of Landlord's knowledge of such crimes or conduct.

         31. SIGNAGE. Tenant shall be permitted, at its own cost, to install at the Premises reasonably appropriate signs that conform with any and all applicable law and ordinances and the provisions of the Master Lease.

         32. NO RENEWAL OPTION. Nothing herein shall be construed as permitting Tenant hereunder to exercise any extension or renewal rights, and in no event shall Landlord be obligated to extend the term of the Master Lease for any reason.

         33. REGULATORY CHANGES. If this Lease is assigned to Bridge Bank in the manner set forth in Section 19(a), this Lease shall be amended to comply with any changes required, and which are customary, by any regulatory agency which regulates banks or other financial institutions.

         34. RIGHT OF RE-ENTRY. Except in case of an emergency, Landlord shall exercise any right of re-entry granted to Landlord herein only if Landlord has given Tenant at least twenty-four hours prior notice thereof and only during Tenant's normal business hours.

         35. QUIET ENJOYMENT. So long as Tenant is not in default hereunder, Tenant shall have the right to the quiet and peaceful enjoyment and possession of the Premises during the term of this Lease, subject to the terms and conditions of this Lease.

         36. GENERAL.

         (a) HEADINGS. Titles to Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         (b) HEIRS AND ASSIGNS. All of the covenants, agreements, terms and conditions contained in this Lease shall inure to and be binding upon the Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

         (c) AUTHORITY. Each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, and that this Lease is binding upon Tenant in accordance with its terms.

         (d) NO BROKERS. Each party represents and warrants to the other party that, other than BT Commercial which has been engaged by Tenant and CB Commercial, which has been engaged by Landlord, it has not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Lease and shall indemnify and hold harmless the other party against any loss, cost, liability or expense incurred by the other party as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of either party.

         (e) ENTIRE AGREEMENT. This Lease is the final and complete expression of Landlord and Tenant relating in any manner to the leasing, use and occupancy of the Premises, to Tenant's use of the Premises and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by both Landlord and Tenant.

         (f) SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

         (g) FORCE MAJEURE. Except for the payment of Rent, Additional Rent or other sums payable by Tenant to Landlord, time periods for Tenant's or Landlord's performance under any provisions of this Lease shall be extended for periods of time during which Tenant's or Landlord's performance is prevented due to strikes, embargoes, acts of God, war or other strife.

         (h) NOTICES. All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail, postage prepaid, to Landlord and to Tenant at the Addresses provided in Section (provided that after the Commencement Date any such notice shall be mailed or delivered by hand to Tenant at the Premises) and to the holder of any mortgage or deed of trust at such place as such holder shall specify to Tenant in writing; or such other addresses as may from time to time be designated by any such party in writing. Notices mailed as aforesaid shall be deemed given on the date of such mailing.

         (i) COSTS AND ATTORNEYS FEES. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent, Additional Rent or other payments hereunder or possession of the Premises each party shall, and hereby does, to the extent permitted by law, waive trial by jury and the losing party shall pay the prevailing party a reasonable sum for attorneys fees in such suit, at trial and on appeal, and such attorneys fees shall be deemed to have accrued on the commencement of such action.

         (j) GOVERNING LAW. This Lease shall be governed by and construed in accordance with the internal laws of the state in which the Premises are situated.

         (k) RECORDING. Tenant shall not record this Lease or a memorandum hereof without Landlord's prior written consent and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant hereunder.

         (1) WAIVERS. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach at the time of acceptance of such rent.

         (m) TIME OF ESSENCE. Time is of the essence for the performance of all of the obligations specified hereunder.

         (n) MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

         (o) INTEREST. Late Charge. Any Rent, Basic Rent, Additional Rent or other sums payable by Tenant to Landlord which shall not be paid within five (5) days of the due date thereof shall bear interest at a rate equal to twelve percent (12%) per annum calculated from the date of delinquency to the date of payment. In addition, in such event, Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount so delinquent, which late charge shall be liquidated damages (and not a penalty) to compensate Landlord for the costs of handling such delinquency, the parties agreeing that actual damages would be inconvenient, uncertain, and difficult to ascertain. Such interest and late charges shall be deemed additional rent due upon forth demand, and Landlord shall have rights with respect to such non-payment as it has with respect to any other non-payment of rent hereunder. Any payments of any kind returned for insufficient finds will be subject to an additional handling charge of $25.00, and thereafter, Landlord may require Tenant to pay all future payments of rent or other sums due by money order or cashier's check.



                       (SIGNATURES ARE ON FOLLOWING PAGE)

IN WITNESS WHEREOF this Lease has been executed the day and year first above set forth.

LANDLORD:                        WASHINGTON MUTUAL BANK, FA



                                 By: /s/ H. ARTHUR WEST
                                 __________________________
                                 Name:  H. Arthur West
                                 Its: Vice President


TENANT:                          /s/ RICHARD BRENNER
                                 __________________________
                                     Richard Brenner


                                 /s/  DAVID CAMPBELL
                                 __________________________
                                      David Campbell


                                 /s/ JULIE CHEN
                                 __________________________
                                     Julie Chen


                                 /s/ ALLAN KRAMER
                                 __________________________
                                     Allan Kramer


                                 /s/ CHARLES LAU
                                 __________________________
                                     Charles Lau


                                 /s/ HOWARD LEE
                                 __________________________
                                     Howard Lee


                                 /s/ DANIEL MYERS
                                 __________________________
                                     Daniel Myers


                                 /s/ WILLIAM SIMON
                                 __________________________
                                     William Simon


                                 /s/ BARRY TURKUS
                                 __________________________
                                     Barry Turkus

                                   EXHIBIT "A"

That real property situate in the city of Santa Clara, County of Santa Clara, State of California, described as follows:

COMMENCING at an iron pipe in the Southerly line of the U. S. HIGHWAY No. 101', also know as EL CAMINO REAL (100 feet wide), in the City of Santa Clara, California, at the Northwesterly corner of that certain parcel of land conveyed by CLEMENT PALLO SR. and ELIZABETH PALLO, his wife, to the FIRST NATIONAL BANK of San Jose, a national banking association, by Deed recorded February 24, 1955 in Book 3094 Official Records, page 189, id the Santa Clara County Recorder's Office, San Jose, California; thence North 89(degree) 49' 10" West on and along the said Southerly line of EL CAMINO REAL, a distance of 99.00 feet, to a 3/4 inch iron pipe; thence leaving the said Southerly line of EL CAMINO REAL,. South 0(degree) 10' 50" West a distance of 10.00 feet to a 3/4 inch iron pipe; thence on a curve with a radius of 20.00 feet deflecting to the left from a tangent bearing North 89(degree) 49' 10" West, through a central angle of 90(degree) 00' 00", an arc distance of 31.42 feet to a 3/4 inch iron pipe set on the Easterly line of McCORMICK DRIVE, as said Drive was established in the Deed from P. J. PASETTA et ux, to City of Santa Clara, a Municipal corporation, recorded August 15, 1958 in Book 4150 Official Records, Page 397, Santa Clara County Records; thence South 0(degree) 10' 50" West along said Easterly line of McCORMICK DRIVE
315.00 feet to a 3/4 inch iron pipe; thence on a curve with a radius of 20.00 feet deflecting to the left from a tangent bearing South 0(degree) 10' 50" West, through a central angle of 90(degree) 00' 00", for arc distance of 31.42 feet to a 3/4 inch iron pipe set on the Northerly line of ANNA DRIVE, as said Drive was established in the Deed to said City of Santa Clara, above referred to; thence South 89(degree) 49' 10" East along said Northerly line of ANNA DRIVE 99.00 feet to a point in the Southerly prolongation of the Westerly boundary of the hereinbefore mentioned parcel conveyed to the FIRST NATIONAL BANK of San Jose; thence North 0(degree) 10' 50" East on and along said prolongation and said Westerly boundary a distance of 365.00 feet to the point of COMMENCEMENT.

CONTAINING APPROXIMATELY 0.989 acres and being a portion of the Southwest 1/4 of
Section 3, Township 7 South, Range 1 West, M. D.M.

EXCEPTING THEREFORM all that portion of Premises lying within. the bounds of EL CAMINO REAL as described in the Deed to the City of Santa Clara on-May 4, 1961 in Book 5157 of official Records, Page 518 of Santa Clara County Records and described as follows:

                              EXHIBIT "A" CONTINUED


BEGINNING at the northwest corner of that certain parcel of land conveyed to the FIRST NATIONAL BANK OF SAN JOSE by Deed filed for record in the Office of the County Recorder said County in Book 3094 Official Records at Page 189 therein, which corner lies in the Southerly line of EL CAMINO REAL (100 feet wide) as shown on that certain Record of Survey filed for record in the office of said County Recorder in Book 95 of Maps at Page 34 therein; thence N 89(degree) 49' 10" W, 99.00 feet following the laid Southerly line of EL CAMINO REAL to a Northeasterly corner of that certain 3.371 acre tract of land conveyed to said City of Santa Clara by Deed filed for record in the office of said county Recorder in Book 4150 Official Records at Pages 397 and 398 therein; thence following an easterly line of said 3.371 acre tract of land S 0(degree) 10' 50" W, to the' point of intersection thereof with a' line drawn parallel to and distant Southerly 60 feet measured at right angles from the center line of said EL CAMINO REAL; thence S 89(degree) 49' 10" E, 99.00 feet following said parallel line to a point in the West line of said Parcel of land conveyed to the FIRST NATIONAL BANK OF SAN JOSE; thence N 0(degree) 10' 50" E, 10 feet following said West line to the POINT OF BEGINNING and containing 990 square feet of land.

                                    EXHIBIT B

                              WORKLETTER AGREEMENT



     All  capitalized  terms  herein that are defined in the Lease to which this
Exhibit is attached shall have the meanings provided for them in the Lease. The term "Tenant's Work" shall mean any work performed by Tenant, whether Tenant's work with respect to Initial Tenant's Improvements, if applicable, or work subsequent thereto.

SECTION I    DELIVERY OF PREMISES BY LANDLORD

1. Except as otherwise specifically set forth in the Lease, Tenant shall take the Premises in the presently existing "AS IS" condition and all work to be performed at the Premises shall be performed by Tenant at Tenant's sole cost and expense.

2. Landlord does not warrant any information Landlord may have furnished or will furnish Tenant regarding the Premises. It shall be Tenant's responsibility to verify existing field conditions and measurements of the Premises, prior to the Commencement Date. Tenant's failure to verify the existing conditions and measurements of the Premises shall not relieve Tenant of any expenses or responsibilities resulting from such failure, nor shall Landlord have any liability or obligations to Tenant arising from such failure.

SECTION II   TENANT'S WORK

1. Tenant shall perform Tenant's Work in accordance with all laws, rules and ordinances ("Laws") applicable to the Premises, including, without limitation, the building codes of the jurisdiction in which the Premises is located and all requirements of the American With Disabilities Act.

2. Tenant's Work and, except to the extent as may be specifically otherwise provided in the Lease, all subsequent work in the Premises which Tenant may wish to perform, shall be subject to the advance written approval by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

3. Tenant shall, prior to commencement of Tenant's Work and at Tenant's sole cost and expense, obtain all required building and other permits and post said permits at the Premises as required.

4. The loads imposed by Tenant's Work (including dead and live loads) shall not exceed the allowable load capacity of the existing structural systems and components thereof. Tenant shall ensure at its sole cost that all floors in the Premises remain level at all times.

5. Tenant shall use only new or like-new materials for Tenant's Work, including improvements, equipment, trade fixtures and all other fixtures. Notwithstanding the

                               EXHIBIT B - Page 1
foregoing, Tenant may reuse portions of existing improvements subject to Landlord's prior written approval, which approval not to be unreasonably withheld, conditioned or delayed, provided that said approval shall in no manner relieve Tenant from the requirement that Tenant's Work comply with this Lease and all applicable laws. Landlord makes no warranty or representation as to the condition or suitability of existing improvements reused by Tenant.

6. Tenant shall make no marks or penetrations into the roof, upper floor decks, exterior walls, or floors, unless approved by Landlord in advance, which approval shall not be unreasonably withheld, conditioned or delayed.

7. If any Tenant's Work being performed by Tenant to connect to Landlord's utilities requires access through space occupied by any other tenant or otherwise will affect any other tenant and Landlord has approved such Tenant's Work, Tenant shall be responsible for coordinating such Work with such other tenant, restoring said tenant's premises to its original condition following such Work, repairing any damages to said tenant's personal property and compensating said other tenant for any costs or expenses incurred by it on account of such Work.

8. Tenant shall retain Landlord's identification signs or, at Tenant's cost, provide new signs for Landlord's utilities, valves, and other such devices in the Premises.

9. Landlord may, at its election, require testing as to the affect of Tenant's Work on the structural components of the building (the "Building") and/or the Premises and major Building systems (i.e., fire/life safety issues, code compliance, and plumbing and electrical systems), and Tenant shall cooperate with any reasonable testing procedure.

10. No approval from Landlord with respect to any aspect of Tenant's Work shall be valid unless in writing and signed by an authorized representative of Landlord.

11. Tenant acknowledges that the Lease Commencement Date shall not be delayed due solely to the fact that Tenant's Work has not been completed by such dates or due solely to the fact that Tenant is not open for business as of such dates.

SECTION III  PROCEDURES AND SCHEDULES FOR THE
             COMPLETION OF PLANS AND SPECIFICATIONS

1. Tenant shall submit to Landlord such information on Tenant's planned electrical and mechanical usages at the Premises as may be reasonably requested by Landlord (herein referred to as "Plans"). Tenant shall accurately indicate on the Plans any existing equipment or conditions that Tenant proposes to reuse.

2. Tenant shall submit its Plans to Landlord prior to commencement of any work. The Plans shall include interior floor plans, mechanical plans, electrical plans, plumbing plans, and signage design, size and location. Landlord shall use reasonable efforts to send notification to Tenant that it approves or disapproves the Plans within ten (10)


                               EXHIBIT B - Page 2
business days after receipt thereof (Landlord's approval not to be unreasonably withheld), If Landlord disapproves, Tenant shall within ten (10) days after receipt of Landlord's disapproval, send Landlord revised Plans addressing Landlord's comments. This procedure shall be repeated until Landlord has approved the Plans.

3. The approval by Landlord or Landlord's agent of the Plans shall not constitute an implication, representation or certification by Landlord or Landlord's agent that the Plans are accurate, sufficient, efficient or in compliance with insurance and indemnity requirements, or any Laws the responsibility for which belongs solely to Tenant.

SECTION IV   PERMITS AND APPROVALS

         Tenant, at Tenant's cost, shall apply for, seek and obtain all permits, licenses and approvals required for applicable governmental entities for construction of Tenant's Work. Copies of all such permits and approvals shall be submitted to Landlord before any construction work for Tenant's Work commences. Tenant's Work shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ORDINANCES AND regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) Project material manufacturer's specifications.

SECTION V    CONSTRUCTION

1. Tenant hereby appoints ("Tenant's Representative") to act on its behalf and represent its interests with respect to all matters requiring Tenant actions in this Agreement. All matters requiring the consent, authorization or other actions by Tenant with respect to matters set forth in this Agreement shall be in writing and signed by the Tenant's Representative. No consent, authorization, or other action by Tenant with respect to the matters set forth in this Agreement shall bind Tenant unless in writing and signed by the Tenant's Representative. Landlord hereby appoints to act on its behalf and represent its interests with respect to all matters requiring Landlord action in this Agreement ("Landlord's Representative"). All matters requiring the consent, authorization or other actions by Landlord with respect to matters set forth in this Agreement shall be in writing and signed by the Landlord's Representative. No consent, authorization, or other action by Landlord with respect to the matters set forth in this Agreement shall bind Landlord unless in writing and signed by the Landlord's Representative.

2. Prior to commencement of Tenant's Work at the Premises, Tenant shall, in addition to complying with all other terms and conditions herein, furnish Landlord the following:

     a. Evidence of insurance evidencing the insurance required of Tenant and Tenant's general contractors as provided in this Exhibit.


                               EXHIBIT B - Page 3

     b. A copy of the building permit(s), license(s) and approvals.

3. Tenant shall coordinate Tenant's Work with other construction work at the Building, if any.

4. Prior to the commencement of  construction,  Landlord shall have the right to
post,   in  a   conspicuous   location,   on   the   Premises,   a   notice   of
non-responsibility.

5. Tenant shall place all trash in trash containers at a pick-up area or areas designated by Landlord. Tenant shall furnish its own trash containers at its cost unless Landlord elects to furnish the containers. Tenant shall provide trash removal service at Tenant's own cost from the pick-up areas unless Landlord elects to provide the trash removal service. Tenant shall not permit trash to accumulate within the Premises or in the Common Areas or exterior areas of the Building. Tenant shall be solely responsible for removal from the Premises and legal disposal of any containers considered as hazardous waste by applicable law and Tenant shall take all precautions to assure that such containers are not placed in Landlord's disposal containers.

6. All Tenant's Work shall be performed so as to cause the least possible interference with Landlord's existing business operations in the Building and other tenants of the Building, if applicable, and Landlord shall have the right to impose reasonable requirements with respect to timing and performance of the Work in order to minimize such interference. Tenant's Work causing noise, odor or vibration at the Premises (e.g., concrete cutting) shall be performed only during hours as directed by Landlord.

7. Construction equipment and materials are to be located in confined areas and truck traffic is to be routed to and from the site as directed by Landlord so as not to burden the construction or operation of the Building. All Work shall be confined to the Premises.

8. Tenant shall cause its general contractor and all subcontractors to maintain during the construction period the following insurance: (i) commercial general liability insurance, with limits of not less than $2,000,000 per occurrence (the portion of such coverage over $1,000,000 may be provided under an umbrella or excess liability policy), for personal injury, bodily injury or death or property damage or destruction, arising out of or relating to the contractor's work at or in connection with the Premises and completed operations for one (1) year following job completion and shall provide for a waiver of subrogation by the insurance company; (ii) worker's compensation insurance with respect to each contractor's workers at the site or involved in the Tenant's Work, in the amount required by statute; (iii) employer's liability insurance in the amount of at least $1,000,000 per accident and at least $1,000,000 for disease, each employee; (iv) comprehensive automobile liability insurance covering all owned, hired or non-owned vehicles, including the loading and unloading thereof, with limits of not less than $2,000,000 per occurrence (the portion of such coverage over $1,000,000 may be proved under an umbrella or excess liability policy); and
(v) builder's risk property insurance


                               EXHIBIT B - Page 4
upon the entire Tenant's Work to the full replacement cost value thereof. Landlord, Landlord's managing agent, and other such parties as designated by Landlord, shall be additional insureds under the insurance required under clause
(i) of this paragraph, naming owner/Landlord, tenant, general contractor, and all subcontractors. All insurance required hereunder shall be provided by responsible insurers rated at least "A" and "VIII" in the then current edition of Best's Key Rating Insurance Guide and shall be licensed in the State in which the Building is located. Tenant shall provide, or cause its contractors to provide, evidence of such insurance prior to any Tenant's Work being performed at the Premises. Such evidence shall state that the coverage may not be changed or cancelled without at least thirty (30) day's prior written notice to Landlord. Certificates for all insurance carried pursuant to this section shall be delivered to Landlord before the commencement of any of Tenant's Work and before any equipment is moved onto or adjacent to the Premises for the purposes of such Tenant's Work.

9. Upon substantial completion of Tenant Improvements, as evidenced by a tenant certificate of occupancy or a temporary certificate of occupancy for the Premises, Tenant shall notify Landlord. Tenant shall furnish Landlord a copy of a certificate of occupancy for the Premises before Tenant opens for business.

10. Costs of all Tenant Work shall be paid promptly by Tenant, and Tenant shall have no authority to cause liens or other encumbrances to attach as to the Premises. Tenant shall reimburse Landlord for the reasonable fees and expenses payable by Landlord in connection with Landlord's approvals and inspections hereunder. Prior to Tenant's opening for business, Tenant shall deliver to Landlord mechanic's lien releases or other evidence reasonably satisfactory to Landlord that no liens have been filed in connection with the Tenant's Work and that no liens can reasonably be expected to be filed.

11. Landlord shall have the right to inspect the Tenant Work at all times, provided however, that Landlord's failure to inspect the Tenant Work shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant's Work constitute Landlord's approval of the same. In addition, if the laws, ordinances, rules, regulations or orders of any public authority having jurisdiction require any of the Tenant's work to be inspected, tested or approved, Tenant shall give Landlord timely notice of its readiness and of the date arranged in order that Landlord may observe such inspection, testing or approval. Tenant shall reimburse Landlord for the reasonable fees and expenses payable by Landlord's inspection hereunder. Should Landlord disapprove any portion of the Tenant's Work, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproved by Landlord of, the Tenant's Work shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant's Work and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Project, the structure or exterior appearance of the Project or any other tenant's use of such other tenant's leased premises, Landlord may, take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on


                               EXHIBIT B - Page 5

Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant's Work until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.

12. Tenant's indemnity of Landlord as set forth in the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agent, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant's Work and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Work, and (ii) to enable Tenant to obtain any permit or certificate of occupancy for the Premises.

13. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

14. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in the Lease or this Agreement has occurred at any time on or before the substantial completion of the Premises, then all other obligations of Landlord under the terms of this Agreement shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord).

15. Landlord shall have no responsibility for the Tenant's Work and Tenant will remedy, at Tenant's own expense, and be responsible for any and all defects in the Tenant's Work that may appear during or after the completion thereof whether, the same shall affect the Tenant's Work in particular or any part of the Premises in general. Tenant shall indemnify, hold harmless and reimburse Landlord for any costs or expenses incurred by Landlord by reason of any defect in any portion of the Tenant's Work constructed by Tenant or Tenant's contractor or subcontractors, or by reason of inadequate cleanup following completion of the Tenant's Work.

16. All of Tenant's contractors, subcontractors, employees, servants and agents must work in harmony with and shall not interfere with any labor employed by Landlord, or Landlord's contractors or by any other tenant or its contractors with respect to any portion of the Project. Nothing in this Agreement shall, however, require Tenant to use union labor.

17. Any work to be performed in areas adjacent to the Premises shall be performed only after obtaining Landlord's express written permission, which shall not be


                               EXHIBIT B - Page 6


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unreasonably  withheld,  conditioned  or  delayed,  and shall be done only if an agent or employee of Landlord is present; Tenant will reimburse Landlord for the expense of any such employee or agent.

18. Tenant agrees to be entirely responsible for the maintenance or the balancing of any heating, ventilating or air conditioning system installed by Tenant and/or maintenance of the electrical or plumbing work installed by Tenant and/or for maintenance of lighting fixtures, partitions, doors, hardware or any other installations made by Tenant.

19. Landlord will not check Tenant drawings for building code compliance. Approval of the Construction Drawings by Landlord is not a representation that the drawings are in compliance with the requirements of governing authorities, and it shall be Tenant's responsibility to meet and comply with all federal, state, and local code requirements. Approval of the Construction Drawings does not constitute assumption of responsibility by Landlord or its architect for their accuracy, sufficiency or efficiency, and Tenant shall be solely responsible for such matters.

                               EXHIBIT B - Page 7